UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 30, 2015

ENERGIZER HOLDINGS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Missouri	001-36837	36-4802442
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employee Identification Number)

533 Maryville University Drive, St. Louis, Missouri 63141

(Address of Principal Executive Offices, Including Zip Code)

314-594-1900

(Registrant’s Telephone Number, including area code)

Energizer SpinCo, Inc.

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On June 30, 2015, in connection with the consummation of the previously announced spin-off (“Spin-Off”) of the Household Products business of Edgewell Personal Care Company (formerly Energizer Holdings, Inc.) (“Edgewell”), Energizer Holdings, Inc. (formerly Energizer SpinCo, Inc.) (the “Company”) and Edgewell entered into the Contribution Agreement (the “Contribution Agreement”) pursuant to which the Company issued to Edgewell 62,192,281 shares of the Company’s common stock, par value $0.01 per share, and transferred approximately $1 billion in cash, to Edgewell in connection with Edgewell’s contribution of certain assets to the Company immediately prior to the completion of the Spin-Off.

The description of the Contribution Agreement is qualified in its entirety by reference to the full text of the Contribution Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Following the satisfaction of all the conditions to the Spin-Off, effective as of 12:01 a.m., Eastern Time, on July 1, 2015, Edgewell will complete the previously announced spin-off of its Household Products business to Edgewell’s shareholders.

The information set forth in Item 2.03 is incorporated herein by reference.

Item 2.01	Completion of the Acquisition or Disposition of Assets

The information set forth in Item 1.01 above is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

On June 30, 2015, pursuant to the escrow arrangements previously reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on June 2, 2015, the Company’s new senior secured revolving credit facility and senior secured term loan B facility became effective and the Company drew down the $400 million term loan facility resulting in proceeds of $399 million net of original issue discount. In addition, approximately $604 million related to the issuance of 5.500% senior notes due 2025 by the Company (consisting of the proceeds of the offering, plus approximately $11.5 million that was deposited in escrow representing the discount to initial purchasers and interest accruing on the notes through July 16, 2015) were released from the escrow arrangements previously reported therein. A description of such escrow arrangements and the related credit facilities and senior notes was previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on June 2, 2015 under Item 1.01 Entry into a Material Definitive Agreement, which description is incorporated by reference herein. The description of the credit agreement relating to the credit facilities is qualified in its entirety by reference to the full text of the credit agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities.

The information in Item 1.01 is incorporated herein by reference. To the extent applicable, the issuance of shares by the Company to Edgewell pursuant to the Contribution Agreement was exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 3.03	Material Modifications to Rights of Security Holders.

The information in Item 5.03 is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective July 1, 2015, the Company adopted the Energizer Holdings, Inc. Equity Incentive Plan (the “EIP”), which provides opportunities for key executives to receive stock based awards. A description of the terms of the EIP can be found in the Information Statement under the section entitled “Executive Compensation – Compensation Discussion and Analysis – Anticipated Compensation Program Design Following the Separation,” which description is incorporated by reference herein. Such description is only a summary and does not purport to be complete and is qualified in its entirety by reference to the form of EIP filed as Exhibit 10.1 hereto, which exhibit is incorporated by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 30, 2015, the Company’s Amended and Restated Articles of Incorporation (“Restated Articles”) and the Amended and Restated Bylaws (the “Bylaws”) became effective, including the change of the Company’s name to Energizer Holdings, Inc. A description of the material provisions of the Restated Articles and Bylaws can be found in the form of the information statement, which was filed with the SEC on May 27, 2015 as part of the Company’s amended Registration Statement on Form 10, under the section entitled “Description of New Energizer Capital Stock,” which description is incorporated by reference herein. Such description is only a summary and does not purport to be complete and is qualified in its entirety by reference to the Restated Articles and the Bylaws, which are filed as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K, respectively, which exhibits are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Contribution Agreement by and between the Company and Edgewell Personal Care Company (f/k/a Energizer Holdings, Inc.) dated June 30, 2015

3.1	Amended and Restated Articles of Incorporation of Energizer Holdings, Inc., effective June 30, 2015

3.2	Amended and Restated Bylaws of Energizer Holdings, Inc., effective June 30, 2015

10.1	Energizer Holdings, Inc. Equity Incentive Plan, incorporated by reference to Exhibit 10.4 of the Company’s Amendment No. 3 to the Registration Statement on Form 10 filed with the Securities and Exchange Commission on May 27, 2015.

10.2	Credit Agreement dated June 30, 2015 by and among Energizer SpinCo, Inc., each lender from time to time party thereto, and JPMorgan Chase Bank, N.A., as administrative agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGIZER HOLDINGS, INC.

By:	/s/ Brian K. Hamm
Brian K. Hamm
Chief Financial Officer

Dated: June 30, 2015

EXHIBIT INDEX

Exhibit No.	Description

2.1	Contribution Agreement by and between the Company and Edgewell Personal Care Company (f/k/a Energizer Holdings, Inc.) dated June 30, 2015

3.1	Amended and Restated Articles of Incorporation of Energizer Holdings, Inc., effective June 30, 2015

3.2	Amended and Restated Bylaws of Energizer Holdings, Inc., effective June 30, 2015

10.1	Energizer Holdings, Inc. Equity Incentive Plan, incorporated by reference to Exhibit 10.4 of the Company’s Amendment No. 3 to the Registration Statement on Form 10 filed with the Securities and Exchange Commission on May 27, 2015.

10.2	Credit Agreement dated June 30, 2015 by and among Energizer SpinCo, Inc., each lender from time to time party thereto, and JPMorgan Chase Bank, N.A., as administrative agent.